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Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Chorus Communications Group, Ltd. on Form S-8 of our report dated February
11, 2000, appearing in the Annual Report on Form 10-K of Chorus
Communications Group, Ltd. for the year ended December 31, 1999.


/s/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
May 15, 2000